UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 6-K
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Report of Foreign Private Issuer
Pursuant to Rule 13a-16 or 15d-16
under the Securities Exchange Act of 1934
For the month of January 2020
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Yaborã Indústria Aeronáutica S.A.
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Av. Brigadeiro Faria Lima, 2170
12227-901 São José dos Campos, São Paulo, Brazil

(Address of principal executive offices)
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Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:
Form 20-F ☒ Form 40-F ☐
Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐
Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

EXPLANATORY NOTE

This Form 6-K is furnished by Yaborã Indústria Aeronáutica S.A., a joint-stock corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (“Yaborã”) to the U.S. Securities and Exchange Commission (the “Commission”) using the EDGAR format type 8-K12G3 as notice pursuant to Rule 12g-3(f) that Yaborã is the successor obligor to Embraer S.A. (“Embraer”) under Rule 12g-3(a) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) only in respect of the Subject Securities (as defined below).

On January 1, 2020, Embraer, Yaborã, Embraer Netherlands Finance B.V. as issuer (in respect of the 2025 Notes (as defined below) and the 2027 Notes (as defined below) only) and The Bank of New York Mellon as trustee, paying agent, registrar and transfer agent entered into the following supplemental indentures (together, the “Supplemental Indentures”):

(a)     a second supplemental indenture to the indenture dated June 15, 2012 in respect of the 5.150% Notes due 2022 (the “2022 Notes”);

(b)     a third supplemental indenture to the indenture dated June 15, 2015 in respect of the 5.050% Notes due 2025 (“2025 Notes”); and

(c)     a fourth supplemental indenture to the indenture dated June 15, 2015 in respect of the 5.400% Notes due 2027 (the “2027 Notes”, and together with the 2022 Notes and the 2025 Notes, the “Subject Securities”).

Pursuant to the relevant Supplemental Indenture, in accordance with and as permitted by the provisions of the relevant indenture: (i) Yaborã succeed to, was substituted for, and assumed all the obligations of, Embraer as the issuer of the 2022 Notes and (ii) Yaborã succeed to, was substituted for, and assumed all obligations of, Embraer as the guarantor of the 2025 Notes and the 2027 Notes.

Each class of Subject Securities is listed on the New York Stock Exchange. Prior to the execution of the Supplemental Indentures, the Subject Securities were registered pursuant to Section 12(b) of the Exchange Act. Upon the execution of the Supplemental Indentures and the issuer and guarantor substitutions referred to above, the Subject Securities are deemed registered under Section 12(b) of the Exchange Act, with Yaborã deemed to be a successor issuer of the 2022 Notes and a successor guarantor of the 2025 Notes and the 2027 Notes, succeeding Embraer pursuant to Rule 12g-3(a) under the Exchange Act. The succession referred to herein is solely in relation to the Subject Securities and not any other securities of Embraer.

Yaborã understands that upon the furnishing of this Form 6-K to the Commission, Yaborã will use the Commission file number that will be assigned to Yaborã for the purpose of satisfying Yaborã’s reporting obligations under the Exchange Act in respect of the Subject Securities. For the avoidance of doubt, this Form 6-K shall have no impact on the reporting obligations of any securities of Embraer (other than the Subject Securities). Accordingly, Embraer shall continue to report using Commission file number 001‑15102.

The security identifiers of the Subject Securities are as follows:

(a) 2022 Notes: CUSIP: 29082AAA5, ISIN: US29082AAA51, and NYSE Bond Symbol: ERJ/22;
(b) 2025 Notes: CUSIP: 29082HAA0, and ISIN: US29082HAA05, and NYSE Bond Symbol: ERJ/25; and
(c) 2027 Notes: CUSIP: 29082HAB8, and ISIN: US29082HAB87, and NYSE Bond Symbol: ERJ/27.

For the avoidance of doubt, the execution of the Supplemental Indentures and the matters referred to herein did not result in any change in the security identifiers of the Subject Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 9, 2020

Yaborã Indústria Aeronáutica S.A.

By:	/s/ Nelson Krahenbuhl Salgado
	Name:	Nelson Krahenbuhl Salgado
	Title:	Officer